UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2010
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 27, 2010, the shareholders of Exelon Corporation (Exelon) approved the Exelon Corporation 2011 Long-Term Incentive Plan.  Under the 2011 Plan, Exelon may grant nonqualified stock options; incentive stock options; stock appreciation rights; restricted stock and restricted stock units, including performance share awards; and performance share units.  The aggregate number of shares initially authorized for grants under the 2011 Plan is limited to 5 million shares plus approximately 18.5 million shares remaining authorized under the Exelon Corporation 2006 Long-Term Incentive Plan upon the expiration of that plan at the end of 2010.  Approximately 925 employees are eligible to participate in the 2011 Plan.  The 2011 Long-Term Incentive Plan and the terms thereof are incorporated herein by reference to Appendix A of Exelon Corporation’s Definitive Proxy Statement (Schedule 14A) dated March 18, 2010.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders on April 27, 2010 are as follows:

1. Election of Directors
	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
John A. Canning, Jr.	422,625,899	6,861,343	1,670,127	80,784,620
M. Walter D’Alessio	418,079,127	11,386,598	1,691,644	80,784,620
Nicholas DeBenedictis	417,809,368	11,637,830	1,710,171	80,784,620
Bruce DeMars	422,032,086	7,425,692	1,699,591	80,784,620
Nelson A. Diaz	403,897,458	25,540,338	1,719,573	80,784,620
Sue L. Gin	421,970,238	7,496,379	1,690,752	80,784,620
Rosemarie B. Greco	414,248,495	15,252,529	1,656,345	80,784,620
Paul L. Joskow	425,981,035	3,396,563	1,779,771	80,784,620
Richard W. Mies	422,930,392	6,476,568	1,750,409	80,784,620
John M. Palms	421,793,210	7,568,216	1,795,943	80,784,620
William C. Richardson	422,071,485	7,341,691	1,744,193	80,784,620
Thomas J. Ridge	420,104,290	9,384,788	1,668,291	80,784,620
John W. Rogers, Jr.	418,439,271	10,959,160	1,758,938	80,784,620
John W. Rowe	409,823,825	19,818,550	1,514,994	80,784,620
Stephen D. Steinour	417,413,348	11,959,477	1,784,544	80,784,620
Don Thompson	425,512,872	3,895,653	1,748,844	80,784,620

2. The approval of Exelon Corporation’s 2011 Long-Term Incentive Plan
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
369,555,767	58,324,119	3,277,483	80,784,620

3. Ratify PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2010
FOR	AGAINST	ABSTAIN
503,633,813	6,606,054	1,702,122

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

April 30, 2010